Sextant Core Fund

Ticker Symbol: SCORX

March 27, 2017

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant Core Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.saturna.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 27, 2017, are incorporated by reference into this Summary Prospectus.

Sextant Core Fund

SCORX

Investment Objective

Long-term appreciation and capital preservation.

Fees and Expenses

Shareowner Fees

There are no fees that shareowners pay directly from their investments, such as charges for purchases, redemptions, and exchanges of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (vary with performance)	0.43%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.05%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$107	$334	$579	$1,283

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38.77% of the average value of its portfolio.

Principal Investment Strategies

The Core Fund invests in a mix of equity and debt securities. It normally invests 40% of its assets in equity securities of US companies, 20% in foreign equity securities, 25% in investment-grade debt securities with maturities of three years or longer, and 15% in short-term debt securities with maturities of less than three years, including money market instruments and cash. The Fund follows a value investment style, principally investing in income-producing securities of more seasoned companies.

Principal Risks of Investing

Market risk: The value of the Fund's shares rises and falls as the market value of the securities in which the Fund invests goes up and down. The market value of securities will fluctuate, sometimes significantly and unpredictably, with stocks generally being more volatile than bonds. When you redeem your shares, they may be worth more or less than what you paid for them. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Although the Fund may invest in companies of all sizes, the Fund tends to favor larger companies and, to a lesser extent, midsize companies. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Midsize companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Interest rate risk: Investing in bonds includes the risk that as interest rates rise, bond prices will fall. Conversely, during periods of declining interest rates bond prices generally rise, but bond issuers may call or prepay the bond and reissue debt at lower interest rates. The longer a bond's maturity, the more sensitive the bond is to interest rate changes.

Credit risk: Investing in bonds includes the risk that an issuer will not pay interest or principal when due, or the issuer may default altogether. If an issuer's credit quality is perceived to decline, the value and liquidity of the issuer's bonds may also decline.

Sextant Core Fund

SCORX

Foreign investing risk: Foreign investing involves risks not normally associated with US securities. These risks include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Performance

The following bar chart and table provide an indication of the risks of investing in the Core Fund by showing changes in performance from year to year and by showing how the Fund's average annual returns compare to those of a broad-based market index. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.sextantfunds.com.

Annual Total Return

* For the period 3/30/2007 (the Fund's inception) through 12/31/2007, and not annualized.

Best Quarter	Q2 2009	9.85%
Worst Quarter	Q4 2008	-9.23%

Average Annual Total Returns for periods ended December 31, 2016
	1 Year	5 Year	Life of Fund (Since 3/30/2007)
Return before taxes	4.22%	4.41%	3.55%
Return after taxes on distributions	3.90%	3.76%	3.00%
Return after taxes on distributions and sale of Fund shares	2.71%	3.65%	2.87%
Dow Jones Moderate Portfolio Index (reflects no deduction for fees, expenses or taxes)	7.68%	7.37%	4.96%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Sextant Core Fund

SCORX

Investment Adviser

Saturna Capital Corporation is Core Fund's investment adviser.

Portfolio Managers

Mr. Christopher E. Paul MBA, CFA® and Mr. Phelps McIlvaine, both portfolio managers and investment analysts of Saturna Capital Corporation, are the persons primarily responsible for the day-to-day management of the Core Fund, which they have managed since 2016. Mr. Paul is primarily responsbile for the equity portion of the portfolio. Mr. McIlvaine is primarily responsible for the bond portion of the portfolio.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Core Fund. The minimum initial investment is $1,000 (for tax-sheltered accounts, there is no minimum). Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write: Sextant Mutual Funds
          Box N
          Bellingham, WA 98227-0596

Or Fax: 360-734-0755

Telephone request

Call: 800-728-8762 or 360-734-9900

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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